UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              SS.240.14a-11(c) or SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials




                         ROCHESTER MEDICAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


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1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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          was paid  previously.  Identify  the previous  filing by  registration statement number, or the form or schedule and the date of its filing.

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


                          ROCHESTER MEDICAL CORPORATION
                           ONE ROCHESTER MEDICAL DRIVE
                         STEWARTVILLE, MINNESOTA 55976
                            TELEPHONE (507) 533-9600


                              ------------------
                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 8, 2001
                              ------------------

     The Annual Meeting of Shareholders of Rochester Medical Corporation (the "Company") will be held Thursday, February 8, 2001, at 3:30 o'clock p.m. (Central Standard Time) in Salon E, Minneapolis Hilton and Towers Hotel, 1001 Marquette Avenue, Minneapolis, Minnesota 55403 to consider and take action upon the following matters:

     1. To elect six directors to serve until the next Annual Meeting of Shareholders.

     2.   To approve the Rochester Medical Corporation 2001 Stock Incentive
          Plan.

     3. To act upon any other business that may properly come before the meeting and any adjournment thereof.

     The Board of Directors has fixed the close of business on December 13, 2000, as the record date for the determination of the shareholders entitled to vote at the meeting or any adjournment thereof.

                                        BY ORDER OF THE BOARD OF DIRECTORS


                                        /s/ Anthony J. Conway



                                        Anthony J. Conway
                                        PRESIDENT AND SECRETARY

Dated: December 22, 2000



YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. HOWEVER, WHETHER OR NOT YOU PLAN TO BE PERSONALLY PRESENT AT THE MEETING, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU LATER DESIRE TO REVOKE YOUR PROXY, YOU MAY DO SO AT ANY TIME BEFORE IT IS EXERCISED.

                          ROCHESTER MEDICAL CORPORATION
                           ONE ROCHESTER MEDICAL DRIVE
                         STEWARTVILLE, MINNESOTA 55976
                            TELEPHONE (507) 533-9600





                              ------------------
                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                                FEBRUARY 8, 2001
                              ------------------





                     SOLICITATION AND REVOCABILITY OF PROXY


     This Proxy Statement is furnished to the shareholders of Rochester Medical Corporation (the "Company"), in connection with the solicitation by the Company's Board of Directors of the enclosed proxy for use at the 2001 Annual Meeting of Shareholders of the Company to be held on Thursday, February 8, 2001, at 3:30 o'clock p.m. (Central Standard Time) in Salon E, Minneapolis Hilton and Towers Hotel, 1001 Marquette Avenue, Minneapolis, Minnesota 55403, or at any adjournment(s) thereof (the "2000 Annual Meeting") for the purposes set forth in the Notice of Annual Meeting of Shareholders. The persons named as proxies in the enclosed form of proxy will vote the Common Stock according to the instructions given therein or, if no instruction is given, then in favor of all nominations and Proposal 2. A person giving a proxy may revoke it before it is exercised by delivering to the Secretary of the Company a written notice terminating the proxy's authority or by duly executing a proxy bearing a later date. A shareholder who attends the meeting need not revoke his or her proxy and vote in person unless he or she wishes to do so.

     The Company will pay expenses for solicitation of proxies. Proxies are being solicited primarily by mail, but, in addition, directors, officers and regular employees of the Company, who will receive no extra compensation for their services, may solicit proxies personally, by telephone or by special letter.

     So far as the management of the Company is aware, only matters described in this Proxy Statement will be acted upon at the meeting. If another matter requiring a vote of shareholders properly comes before the meeting, the persons named as proxies in the enclosed proxy form will vote on such matter according to their judgment.

     A copy of the Company's Annual Report on Form 10-K, including financial statements, for the fiscal year ended September 30, 2000, is being furnished to each shareholder with this Proxy Statement.

     The principal executive offices of the Company are located at One Rochester Medical Drive, Stewartville, Minnesota 55976. The approximate mailing date of this Proxy Statement and the accompanying form of proxy is December 22, 2000.

                      RECORD DATE AND VOTING OF SECURITIES

     The Common Stock of the Company, without par value, is the only authorized voting security of the Company. Only holders of the Company's Common Stock whose names appear of record on the Company's books on December 13, 2000, are entitled to receive notice of, and to vote at, the 2001 Annual Meeting. At the close of business on December 13, 2000, a total of 5,338,900 shares of Common Stock were outstanding, each entitled to one vote. Holders of Common Stock do not have cumulative voting rights.



                        PROPOSAL 1: ELECTION OF DIRECTORS


NOMINEES
     The Company's By-Laws provide that the shareholders or the Board of Directors may set the number of directors to constitute the Company's Board of Directors. The Board of Directors has determined to set the number of directors at six. Each director is elected at the Annual Meeting of Shareholders to hold office until the Annual Meeting of Shareholders next held after his or her election.

     It is intended that the persons named as proxies in the enclosed form of proxy will vote the proxies received by them for the election as directors of the nominees named in the table below except as specifically directed otherwise. Each nominee has indicated a willingness to serve, but in case any nominee is not a candidate at the meeting, for reasons not now known to the Company, the proxies named in the enclosed form of proxy may vote for a substitute nominee in their discretion. Information regarding these nominees is set forth in the table below.


                                    DIRECTOR
NAME                        AGE      SINCE                          POSITION
------------------------   -----   ---------   --------------------------------------------------
   Anthony J. Conway        56       1988      Chairman of the Board, Chief Executive
                                               Officer, President, and Secretary
   Philip J. Conway         44       1988      Director, Vice President, Production Technologies
   Richard D. Fryar         53       1988      Director, Vice President, Research
                                               and Development
   Darnell L. Boehm         52       1995      Director
   Peter R. Conway          46       1988      Director
   Roger W. Schnobrich      70       1995      Director

     ANTHONY J. CONWAY, a founder of the Company, has served as Chairman of the Board, Chief Executive Officer, President, and Secretary of the Company since May 1988, and was its Treasurer until September 1997. In addition to his duties as Chief Executive Officer, Mr. Anthony Conway actively contributes to the Company's research and development and design activities. From 1979 to March 1988, he was President, Secretary and Treasurer of Arcon Corporation ("Arcon"), a company that he co-founded in 1979 to develop, manufacture and sell latex-based male external catheters and related medical devices. Prior to founding Arcon, Mr. Anthony Conway worked for twelve years for International Business Machines Corporation ("IBM") in various research and development capacities. Mr. Anthony Conway is one of the named inventors on numerous patent applications that have been assigned to the Company, of which to date 17 have resulted in issued United States patents.

     PHILIP J. CONWAY, a founder of the Company, has served as Vice President of Production Technologies of the Company since August 1999 and as a Director of the Company since May 1988. From 1988 to July 1999, Mr. Philip Conway served as Vice President of Operations of the Company. Mr. Philip Conway is responsible for plant design as well as new product and production processes, research, design and development activities. From 1979 to March 1988, Mr. Philip Conway served as Plant and Production Manager of Arcon, a company that he co-founded. Prior to joining Arcon, Mr. Philip Conway was employed in a production supervisory capacity by AFC Corp., a manufacturer and fabricator of fiberglass, plastics and other composite materials. He is one of the named inventors on numerous patent applications that have been assigned to the Company, of which to date 17 have resulted in issued United States patents.

     RICHARD D. FRYAR, a founder of the Company, has served as a Director and as Vice President of Research and Development of the Company since May 1988. Mr. Fryar is responsible for overseeing the Company's research and development and regulatory affairs activities. From 1984 to March 1988, Mr. Fryar was employed by Arcon, a company that he co-founded, in research and development capacities. From 1969 to 1984, he was employed by IBM in various research and development capacities. He is one of the named inventors on numerous patent applications that have been assigned to the Company, of which to date 17 have resulted in issued United States patents.

     DARNELL L. BOEHM has served as a Director of the Company since October 1995. Since 1986, Mr. Boehm has served as a Director and the Chief Financial Officer and Secretary of Aetrium, Inc., a manufacturer of electromechanical equipment for handling and testing semiconductor devices. Since August 1999, Mr. Boehm has served as a Director of ALPNET, Inc., a supplier of multilingual information services including language translation, product localization and other services. From October 1988 to March 1993, Mr. Boehm served as the Acting President of Genesis Labs, Inc., a manufacturer of medical diagnostic products. He is also the principal of Darnell L. Boehm & Associates, a management consulting firm.

     PETER R. CONWAY has served as a Director of the Company since May 1988. He is a Director and the Chief Executive Officer of Halcon Corporation, a manufacturer of quality custom office furniture of which he was a co-founder in 1978. From 1979 to 1985 Mr. Peter Conway served as a director of Arcon.

     ROGER W. SCHNOBRICH has served as a director of the Company since October 1995. Mr. Schnobrich has been a partner with the law firm of Hinshaw & Culbertson since 1997. Prior to joining Hinshaw & Culbertson, Mr. Schnobrich was a partner in the law firm of Popham, Haik, Schnobrich and Kaufman Ltd. for more than five years. Mr. Schnobrich serves as a director of Developed Technology Resource Inc., a company that invests in business, technology and infrastructure in the former Soviet Union.

     Messrs. Anthony J. Conway, Philip J. Conway and Peter R. Conway are brothers.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE NOMINEES NAMED ABOVE AS DIRECTORS OF THE COMPANY FOR THE ENSUING YEAR.


BOARD MEETINGS
     During the fiscal year ended September 30, 2000, the Board of Directors met on 2 occasions and adopted resolutions by unanimous written consent on 4 additional occasions.


COMMITTEES
     The Board of Directors has established a Compensation Committee and an Audit Committee. The Audit Committee has oversight of the Company's financial statements, financial reporting process, systems of internal accounting and financial controls, internal audit function, the annual independent audit of the Company's financial statements and legal compliance. The Compensation Committee has power and authority to recommend compensation for the Company's executive officers. Messrs. Boehm and Schnobrich are members of each committee. The Audit Committee met three times and the Compensation Committee met on one occasion during the fiscal year ended September 30, 2000.


ATTENDANCE AT BOARD AND COMMITTEE MEETINGS
     No director of the Company attended fewer than 75% of all board and committee meetings.


COMPENSATION OF DIRECTORS
     No director who is also an employee of the Company receives any separate compensation for services as a director. Non-employee directors currently receive reimbursement of out-of-pocket expenses incurred with respect to their duties as board or committee members.

     Non-employee directors also each receive an automatic grant of stock options under the Company's 1991 Stock Option Plan (the "1991 Stock Option Plan"). Under the 1991 Stock Option Plan, each director who is elected or reelected and who is not an employee of the Company is entitled to an automatic grant of a non-qualified option to purchase 1,000 shares of Common Stock (an "Automatic Grant"). Each Automatic Grant has the following terms: (1) the exercise price is equal to the fair market value (as defined in the 1991 Stock Option Plan) of the Common Stock on the date of grant; (2) the exercise price is payable upon exercise in cash or in Common Stock held at least six months, (3) the term of the option is 10 years, (4) the option is immediately exercisable and (5) the option expires if not exercised within twelve months (i) after the optionee ceases to serve as a Director or (ii) following the optionee's death.

     Messrs. Darnell Boehm, Roger W. Schnobrich and Peter R. Conway are the only non-employee Directors of the Company and therefore the only Directors eligible to receive the compensation described above. On February 3, 2000, each of these directors received an Automatic Grant.


EXECUTIVE OFFICERS
     In addition to its executive officers who are also directors of the Company, the Company employs the following executive officers:


NAME                           AGE                         POSITION
---------------------------   -----   -------------------------------------------------
  David A. Jonas               36     Controller, Treasurer and Director of Operations
  Dara Lynn Horner             42     Vice President, FEMSOFT Marketing
  Martyn R. Sholtis            41     Vice President, Marketing and Sales

     DAVID A. JONAS has served as the Company's Controller since June 1998, as its Director of Operations since August 1999, and as its Treasurer since November 2000. Mr. Jonas has had principal responsibility for the Company's operational activities since August 1999, and since November 2000 has also had principal responsibility for the Company's financial activities. Prior to joining the Company, Mr. Jonas was employed in various financial, financial management and operational management positions with Polaris Industries, Inc. from January 1989 to June 1998. Mr. Jonas holds a BS degree in Accounting from the University of Minnesota and is a certified public accountant.

     DARA LYNN HORNER has served as Marketing Director for the Company's FEMSOFT INSERT product line since November 1998. Ms. Horner has principal responsibility for management of the Company's FEMSOFT marketing activities. From 1990 until joining the Company in 1998, Ms. Horner was employed by Lake Region Manufacturing, Inc., a medical device manufacturer, most recently as Marketing Director. From 1980 to 1998, she was employed in various marketing and sales capacities with, respectively, Medtronic, Inc., West Central Tribune, and Blue Cross-Blue Shield of Minnesota.

     MARTYN R. SHOLTIS joined the Company in April 1992 and serves as Vice President of Marketing & Sales. Mr. Sholtis' responsibilities include implementation of the Company's marketing & sales strategy as well as the development of the Company's relationships with the Company's private label and international customers. From 1985 to 1992 Mr. Sholtis was employed by Sherwood Medical, a company that manufactured and sold a variety of disposable medical products including urological catheters, most recently as Regional Sales Manager for the Nursing Care Division.

     The Company's executive officers are employed pursuant to annually renewing employment agreements which continue until terminated by either the Company or the employee. Under each respective agreement, employment continues unless terminated by the employee or by the Company. Each such agreement contains confidentiality and assignment of invention provisions benefiting the Company, and the employment agreements with Messrs. Conways and Fryar also contain non-competition provisions benefiting the Company.


CHANGE IN CONTROL AGREEMENTS
     The Compensation Committee of the Board authorized change in control agreements with Philip J. Conway, Vice President of Production Technologies, and Richard D. Fryar, Vice President of Research and Development, on December 1, 1998, and with Anthony J. Conway, President and Chief Executive Officer, Dara Lynn Horner, Vice President of FEMSOFT Marketing, David A. Jonas, Controller, and Martyn R. Sholtis, Vice President of Sales and Marketing, on November 21, 2000. The Compensation Committee and the Board believe that the arrangements are appropriate to reinforce and encourage the continued attention and dedication of members of the Company's management to their assigned duties without distraction if a change in control of the Company is proposed. The Compensation Committee and the Board believe that it is important, should the Company or its shareholders receive a proposal for transfer of control of the Company, that management be able to assess and advise the Board whether such proposal would be in the best interests of the Company and its shareholders and to take such other actions regarding such proposal as the Board might determine to be appropriate, without being influenced by the uncertainties of management's own personal situation.

     The change in control agreements, which are substantially the same for each individual, provide that each employee agrees to continue employment with the Company following a Change in Control (as defined), unless such employment is terminated because of death, disability or by the employee for Good Reason (as defined). If a Change in Control occurs and the individual remains employed by the Company for twelve months following such Change in Control, then the individual will be entitled to receive a payment equal to 2.5 times such individual's earned compensation (salary plus cash bonuses) during the 12 month period. If an individual's employment is terminated within twelve months following a Change in Control by the Company without Cause (as defined) or by the individual for Good Reason, then the individual will be entitled to receive a payment equal to 2.5 times such individual's earned compensation during the one year period prior to the date of the Change in Control. In either case, payments to an individual are subject to excess payment limitations, such that the amounts payable under such individual's agreement shall be reduced until no portion of the total payments by the Company to such individual as a result of the change in control (including the value of accelerated vesting of stock options) will not be deductible solely as a result of Section 280G of the Internal Revenue Code of 1986, as amended.

                                   MANAGEMENT


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
     The following table sets forth, as of December 1, 2000, certain information with respect to the beneficial ownership of the Common Stock of the Company by
(i) each person who, to the knowledge of the Company, owned beneficially more than five percent of such stock, (ii) each director, (iii) each executive officer named in the "Summary Compensation Table" below and (iv) all directors and executive officers as a group. Unless otherwise noted, shares are subject to the sole voting and investment power of the indicated person.


NAME AND ADDRESS                                 AMOUNT AND NATURE
OF BENEFICIAL OWNER                         OF BENEFICIAL OWNERSHIP(1)     PERCENT OF CLASS
----------------------------------------   ----------------------------   -----------------
  Anthony J. Conway(2)(3)(4)                           469,750                    8.7%
  Philip J. Conway(2)(3)(5)                            264,200                    4.9%
  Peter R. Conway(3)(6)                                234,200                    4.4%
  Richard D. Fryar(2)(7)                               197,500                    3.7%
  Brian J. Wierzbinski(8)                              109,035                    2.0%
  Darnell L. Boehm(9)                                   42,350                      *
  Roger W. Schnobrich(10)                               37,500                      *
  Dara Lynn Horner(11)                                  15,000                      *
  Woodland Partners LLC(12)                            346,200                    6.5%
  All Officers and Directors
   as a group (8 persons)(13)                        1,369,535                   24.4%

------------------
*Less than 1%

 (1) Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission, and includes general voting power and/or investment power with respect to securities. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days of December 1, 2000 are deemed to be outstanding for the purpose of computing the percentage of the person holding such options or warrants, but are not deemed outstanding for computing the percentage of any other person.

 (2) The address of each executive officer of the Company is One Rochester Medical Drive, Stewartville, Minnesota 55976.

 (3) Messrs. Anthony J. Conway, Peter R. Conway and Philip J. Conway are brothers.

 (4) Includes 36,000 shares issuable upon exercise of currently exercisable options at prices ranging from of $7.3125 to $17.25 per share.

 (5) Includes 23,000 shares issuable upon exercise of currently exercisable options at prices ranging from $7.3125 to $17.25 per share. Also includes 1,000 shares held in an IRA for the benefit of Mr. Philip J Conway, and 1,000 shares held in an IRA for the benefit of his wife, as to which he disclaims beneficial ownership.

 (6) Includes 28,000 shares issuable upon exercise of currently exercisable options at prices ranging from $8.25 to $20.00 per share. Mr. Peter R. Conway's address is 501 Old Territorial Road, Chatfield, Minnesota 55923.

 (7) Includes 23,000 shares issuable upon exercise of currently exercisable options at prices ranging from $7.3125 to $17.25 per share.

 (8) Includes 108,000 shares issuable upon exercise of currently exercisable options at prices ranging from $7.3125 to $17.25 per share. As part of the Company's cost reduction efforts, Mr. Wierzbinski's position was eliminated in December 2000 and Mr. Wierzbinski's employment with the Company was terminated in December 2000. Mr. Wierzbinski's duties have been assigned to Anthony J. Conway, the Company's Chief Executive Officer, and David A. Jonas, Controller and Treasurer. Mr. Wierzbinski's address is 2009 Bailey Estates Lane SW, Rochester, Minnesota 55902.

 (9) Includes 25,000 shares issuable upon exercise of currently exercisable options at prices ranging from $10.50 to $20.00 per share. Also includes 2,350 shares held for the benefit of a minor child. Mr. Boehm's address is 19330 Bardsley Place, Monument, Colorado 80132.

(10) Includes 25,000 issuable upon exercise of currently exercisable options at prices ranging from $10.50 to $20.00 per share. Also includes 12,000 shares held in an IRA for the benefit of Mr. Schnobrich. Mr. Schnobrich's address is 3100 Piper Jaffray Tower, Minneapolis, Minnesota 55402.

(11) Includes 15,000 shares issuable upon exercise of currently exercisable options at prices ranging from $7.3125 to $13.875 per share.

(12) This information is based on a Schedule 13G/A filed by Woodland Partners LLC ("Woodland") with the SEC on February 4, 2000, reporting beneficial ownership data as of January 20, 2000. Woodland holds sole voting power with respect to 384,100 shares of Common Stock, shared voting power with respect to 55,300 shares and sole investment power with respect to 439,400 shares. Woodland's address is 60 South Sixth Street, Suite 3750, Minneapolis, MN 55402.

(13) Includes the total of 283,000 options exercisable at the times and for the prices described in footnotes (4) through (11) inclusive.

                EXECUTIVE COMPENSATION AND RELATED INFORMATION

     Executive compensation is determined by the Board of Directors based on the recommendations of the Compensation Committee, which is composed entirely of independent, outside directors. The following information sets forth the compensation paid by the Company for services rendered during the three (3) fiscal years ended September 30, 2000 for the Company's Chief Executive Officer and for each of the other four (4) most highly compensated executive officers.


                           SUMMARY COMPENSATION TABLE


                                                                 ANNUAL COMPENSATION
                                                         -----------------------------------
                                                          OTHER ANNUAL        SECURITIES
                                 FISCAL                   COMPENSATION        UNDERLYING           ALL OTHER
NAME AND PRINCIPAL POSITION       YEAR        SALARY        BONUS(1)       OPTIONS/SAR'S(#)      COMPENSATION
-----------------------------   --------   -----------   --------------   ------------------   ----------------
Anthony J. Conway                2000       $157,327       $  40,000            30,000                   --
 Chief Executive Officer         1999        134,750          40,132            12,000                   --
 and President                   1998        128,600          33,500            15,000                   --

Brian Wierzbinski(2)             2000        143,539          32,000            30,000                   --
 Former Executive Vice           1999        124,385          37,012             8,000                   --
 President, Chief Financial      1998        117,200          27,250            10,000                   --
 Officer and Treasurer

Philip J. Conway                 2000        113,721          23,000            10,000                   --
 Vice President,                 1999        108,837          24,488             8,000                   --
 Production Technologies         1998        103,600          24,000            10,000                   --

Richard D. Fryar                 2000        113,721          23,000            10,000                   --
 Vice President,                 1999        108,837          24,488             8,000                   --
 Research and Development        1998        103,600          24,000            10,000                   --

Dara Lynn Horner                 2000        110,116          19,000            15,000            $  11,056(4)
 Vice President,                 1999         82,385          49,625(3)         25,000                9,892
 FEMSOFT Marketing               1998             --              --                --                   --


------------------
(1) Annual bonus amounts are earned and accrued during the fiscal years indicated, and paid subsequent to the end of the fiscal year.

(2) As part of the Company's cost reduction efforts, Mr. Wierzbinski's position was eliminated in December 2000 and Mr. Wierzbinski's employment with the Company was terminated in December 2000. Mr. Wierzbinski's duties have been assigned to Anthony J. Conway, the Company's Chief Executive Officer, and David A. Jonas, Controller and Treasurer.

(3) Includes annual and signing bonus.

(4) Includes amounts reimbursed by the Company for expenses, as provided in Ms. Horner's employment agreement.

            LONG TERM INCENTIVE PLANS -- AWARDS IN LAST FISCAL YEAR

     Stock options granted to the Company's executive officers during the fiscal year ended September 30, 2000, are shown in the following table of Option Grants.


                                  OPTION GRANTS



                                                                                                      POTENTIAL
                                                                                                     REALIZABLE
                                                                                                      VALUE AT
                                     INDIVIDUAL GRANTEE                                            ASSUMED ANNUAL
---------------------------------------------------------------------------------------------      RATES OF STOCK
                                               PERCENT OF TOTAL                                   PRICE APPRECIATION
                                 OPTIONS      OPTIONS GRANTED TO   EXERCISE                       FOR OPTION TERM(1)
                                 GRANTED          EMPLOYEES         PRICE       EXPIRATION    --------------------------
NAME                               (#)          IN FISCAL YEAR    ($/SH)(2)       DATE(3)          5%           10%
---------------------------- --------------- ------------------- ----------- ---------------- ------------ ------------
Anthony J. Conway                 30,000(3)  19.35%               $  7.313        9/30/09      $ 147,126    $ 364,217
 Chief Executive Officer
 and President

Brian J. Wierzbinski              30,000(3)  19.35%                  7.313        9/30/09(4)     147,126      364,217
 Former Executive Vice
 President, Chief Financial
 Officer and Treasurer

Philip J. Conway                  10,000(3)   6.45%                  7.313        9/30/09         49,042      121,406
 Vice President,
 Production Technologies

Richard D. Fryar                  10,000(3)   6.45%                  7.313        9/30/09         49,042      121,406
 Vice President,
 Research and Development

Dara Lynn Horner                  15,000(3)   9.68%                  8.770        9/30/09         76,122      199,140
 Vice President,
 FEMSOFT Marketing


------------------

(1) Potential realizable value is based on an assumption that the market price of the stock appreciates at the stated rate, compounded annually, from the date of grant until the end of the ten year option term. These values are calculated based on regulations promulgated by the Securities and Exchange Commission and do not reflect the Company's estimate of future stock price appreciation. There is no assurance that the actual stock price appreciation over the ten year option term will be at the assumed 5% or 10% levels, or at any other defined level.

(2) The exercise price of each option is equal to the market value of the Common Stock on the date of grant. The exercise price is payable in cash, or, at the discretion of the Stock Option Committee, in Common Stock of the Company already owned by the optionee or by promissory note acceptable to the Company.

(3) The option vests and becomes exercisable for the option shares in four equal, successive annual installments, the first vesting on December 1, 2000. The option is subject to earlier termination in the event of optionee's cessation of service with the Company.

(4) Mr. Wierzbinski is no longer an executive officer of the Company. Mr. Wierzbinski departed the Company in December 2000.

                      OPTIONS EXERCISED DURING FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUES
                     (Fiscal year ended September 30, 2000)

     The value of unexercised stock options held by the Company's executive officers at fiscal year end is set forth in the following table. No stock options were exercised by any of the Company's executive officers during the past fiscal year.

                                                                                                         VALUE OF
                                                                       NUMBER OF                       UNEXERCISED
                                                                      UNEXERCISED                      IN-THE-MONEY
                                                                      OPTIONS AT                        OPTIONS AT
                                    SHARES        VALUE            SEPTEMBER 30, 2000               SEPTEMBER 30, 2000(1)
                                   ACQUIRED      REALIZED   -------------------------------   ---------------------------------
NAME AND PRINCIPAL POSITION      ON EXERCISE       $(2)      EXERCISABLE     UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
-----------------------------   -------------   ---------   -------------   ---------------   -------------   --------------
Anthony J. Conway                    0              0          21,750            50,250(3)          $0              $0
 Chief Executive Officer
 and President

Brian J. Wierzbinski(7)              0              0          96,000            44,000(5)           0               0
 Former Executive Vice
 President, Chief Financial
 Officer and Treasurer

Philip J. Conway                     0              0          16,000            24,000(4)           0               0
 Vice President,
 Production Technologies

Richard D. Fryar                     0              0          16,000            24,000(4)           0               0
 Vice President,
 Research and Development

Dara Lynn Horner                     0              0           8,750            31,250(6)           0               0
 Vice President,
 FEMSOFT Marketing


------------------

(1) An in-the-money option is an option which has an exercise price for the Common Stock which is lower than the fair market value of the Common Stock on a specified date. The fair market value of the Company's Common Stock at September 30, 2000 was $6.125 per share.

(2) Value realized is based on the fair market value of the Company's Common Stock on the date of exercise minus the exercise price and does not necessarily indicate that the optionee sold such stock.

(3)  15,000 granted February 14, 1997, 15,000 granted February 4, 1998, 12,000 granted December 17, 1998, and 30,000 granted December 1, 1999 under the Company's 1991 Stock Option Plan; exercisable at $17.25 per share, $15.375 per share, $13.625 per share and $7.3125 per share, respectively.

(4)  12,000 granted February 14, 1997, 10,000 granted February 4, 1998, 8,000 granted December 17, 1998, and 10,000 granted December 1, 1999 under the Company's 1991 Stock Option Plan; exercisable at $17.25 per share, $15.375 per share, $13.625 per share and $7.3125 per share, respectively.

(5)  80,000 granted February 1, 1996, 12,000 granted February 14, 1997, 10,000 granted February 4, 1998, 8,000 granted December 17, 1998, and 30,000 granted December 1, 1999 under the Company's 1991 Stock Option Plan; exercisable at $14.375 per share, $17.25 per share, 15.375 per share, $13.625 per share and $7.3125 per share, respectively.

(6)  20,000 granted November 16, 1998, 5,000 granted June 17, 1999, 10,000 granted October 1, 1999, and 5,000 granted December 1, 1999 under the Company's 1991 Stock Option Plan; exercisable at $13.875 per share, $10.00 per share, $9.50 per share and $7.3125 per share, respectively.

(7) Mr. Wierzbinski is no longer an executive officer of the Company. Mr. Wierzbinski departed the Company in December 2000.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Company's Compensation Committee (the "Committee") was established in 1995 and is composed entirely of independent, outside members of the Company's Board of Directors. The Committee reviews and approves each of the elements of the executive compensation program and assesses the effectiveness and competitiveness of the overall program.

     Rochester Medical's executive compensation program is designed to accomplish several goals, including:

     o    To attract, retain, and motivate employees of outstanding ability.

     o To link changes in employee compensation to individual and corporate performance.

     o To align the interests of management with the interests of the Company's shareholders.


KEY PROVISIONS OF THE EXECUTIVE COMPENSATION PROGRAM
     The Company's executive compensation program consists of three components: base salary, annual incentive bonus, and long-term incentives in the form of stock options. The program includes a strong link between pay and performance by emphasizing variable components of the program through annual incentive bonus and stock options. The annual incentive bonus is an integral part of the program, providing a means for total executive compensation to adjust from the low to middle range of compensation for comparable-sized manufacturing companies as appropriate based on the individual's and the Company's performance. In the past, the Company has typically paid a portion of the available annual incentive bonus to each executive, which has generally resulted in total executive compensation falling within the midrange of compensation at comparable companies.


BASE SALARY
     The Committee determines base salaries for executive officers on the basis of a number of factors, including an assessment of competitive compensation levels for similar-size publicly held manufacturing companies performed by an independent consulting firm, the Company's financial condition, any changes in job responsibilities, and the performance of each executive. Executive officer base salaries generally are set to correspond to the midrange of base salaries at comparable companies.


ANNUAL INCENTIVE BONUS
     Executive officers are eligible to receive annual incentive compensation equivalent to a specified percentage of their salaries under the Company's bonus plan. At the beginning of each fiscal year, the Company establishes bonus payout targets that are designed to bring the level of total annual cash compensation (base salary plus annual incentive bonus) within the competitive ranges for comparable positions at similar-size publicly held manufacturing companies. The total potential bonus for each executive is based upon performance objectives as appropriate for that executive's area of responsibility. These objectives include financial performance of the Company and individual performance objectives. The results from the respective areas of responsibility for each executive are evaluated against financial and individual performance objectives, to determine a payout level as a percentage of the annual incentive target. In recent years, incentive payouts have generally averaged 15-25% of the executives' base salary.


LONG-TERM INCENTIVE (STOCK OPTIONS)
     Generally, the Company awards stock options to executive officers on an annual basis. Each grant is designed to align the interests of executive officer with those of the shareholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. Awards to specific employees, including the Chief Executive Officer, are made on the basis of each employee's job responsibilities and recommendations of the executive officers of the Company concerning the individual's contributions (both historical and potential) to the success of the Company, without regard to prior awards of stock option grants.


COMPENSATION OF CHIEF EXECUTIVE OFFICER
     Mr. Conway is a founder of the Company and has served as its Chief Executive Officer and Chairman of the Board since its incorporation in 1988. Mr. Conway's base salary and annual incentive bonus are set by the Committee using the same policies and criteria used for other executive officers. In setting Mr. Conway's salary for fiscal 2000, the Committee considered competitive information for similar sized manufacturing companies provided by an independent compensation consultant and the Company's financial performance. Mr. Conway is currently paid a base salary and bonus, which has been set by the Committee in the low to midrange of comparable competitive compensation data. As a result of the comparison of the Company's performance with its targeted performance in fiscal 2000, Mr. Conway received a bonus equal to 73% of target bonus level.


TAX LIMITATION
     As a result of federal tax legislation enacted in 1993, a publicly-held company such as the Company will not be allowed a federal income tax deduction for compensation paid to certain executive officers, to the extent that compensation exceeds $1 million per officer in any year. It is not expected that the compensation to be paid to the Company's executive officers for the 2001 fiscal year will exceed the $1 million limit per officer. Compensation which qualifies as performance-based compensation will not have to be taken into account for purposes of this limitation. The Company believes the total compensation granted to its executives, including options, is less than the $1 million limit per officer and that, in any case, stock options granted to its executives qualify for the performance-based exception to the deduction limit. However, there can be no assurance that the options will so qualify. In addition, future amendments to the Company's Option Plan may be necessary to preserve such qualification in the future.

     The cash compensation paid to the Company's executive officers for the fiscal 2000 year did not exceed the $1 million dollar limit per officer, nor is the cash compensation to be paid to the Company's executive officers for the 2001 fiscal year expected to reach that level. Because it is very unlikely that the cash compensation payable to any of the Company's executive officers in the foreseeable future will approach the $1 million dollar limitation, the Compensation Committee has decided not to take action at this time to limit or restructure the elements of cash compensation payable to the Company's executive officers. The Compensation Committee will reconsider this decision should the individual compensation of any executive officer ever approach the $1 million dollar level.

                                 SUBMITTED BY THE COMPENSATION COMMITTEE
                                 OF THE BOARD OF DIRECTORS

                                 -- Roger W. Schnobrich
                                 -- Darnell L. Boehm

STOCK PERFORMANCE GRAPH
     The following graph compares the yearly percentage changes in the cumulative total shareholder return on the Company's Common Stock with the cumulative total return on the Nasdaq Market Value Index and the Media General Financial Services Medical Instruments and Supplies Index ("MG Index") during the five fiscal years ended September 30, 2000. The comparison assumes $100 was invested on September 30, 1995 in the Company's Common Stock and in each of the foregoing indices and assumes reinvestment of dividends.


                     COMPARISON OF 5-YEAR CUMULATIVE RETURN


                                   [GRAPH]


        ROCHESTER MEDICAL CORP.    MG INDEX        NASDAQ MARKET INDEX
1995              100               100               100
1996              107.26            124.86            116.75
1997              108.06            140.77            158.69
1998              66.13             147.00            164.91
1999              62.10             167.88            266.79
2000              39.52             200.69            364.95



     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this Proxy Statement, in whole or in part, the preceding Compensation Committee Report on Executive Compensation and the preceding Company Stock Performance Graph are not to be incorporated by reference into any such filings; nor are such Report or Graph to be incorporated by reference into any future filings.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION No member of the
     Compensation Committee is a former officer or employee of the Company or any of its subsidiaries.

                             AUDIT COMMITTEE REPORT

     Effective January 31, 2000, the Securities and Exchange Commission adopted new rules and amendments to current rules relating to the disclosure of information about companies' audit committees. In large part, the new rules are based on recommendations made by the Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees. The new rules require that, for all votes of shareholders occurring after December 15, 2000, the proxy statement must contain a report of the audit committee addressing several issues identified in the rules. In addition, the SEC recommends that audit committees adopt written charters. Any such charter must be included as an attachment to the proxy statement at least once every three years. Our Audit Committee adopted a charter on May 19, 2000, and it is included in this proxy statement as Appendix A.

     Our Audit Committee presently consists of two directors, both of whom are independent directors. Consistent with Nasdaq's independent director and audit committee listing standards, as amended on December 14, 1999, a director will not be considered "independent" if, among other things, he or she has:

     o been employed by the corporation or its affiliates in the current or past three years;

     o accepted any compensation from the corporation or its affiliates in excess of $60,000 during the previous fiscal year (except for board service, retirement plan benefits, or non-discretionary compensation);

     o an immediate family member who is, or has been in the past three years, employed by the corporation or its affiliates as an executive officer;

     o been a partner, controlling shareholder or an executive officer of any for-profit business to which the corporation made, or from which it received, payments (other than those which arise solely from investments in the corporation's securities) that exceed five percent of the organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; or

     o been employed as an executive of another entity when any of the company's executives serve on that entity's compensation committee.

     The Board of Directors acknowledges the requirement in the new SEC rules that audit committees consist of at least three independent directors, and is taking steps to comply with these rules prior to the deadline of June 14, 2001.


     The Audit Committee has reviewed and discussed the audited financial statements for fiscal year 2000 with management and with the independent auditors. Specifically, the Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380), which includes, among other things:

     o    methods used to account for significant unusual transactions;

     o the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

     o the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates; and

     o disagreements with management over the application of accounting principles, the basis for management's accounting estimates, and the disclosures in the financial statements.

     The Audit Committee has received the written disclosures and the letter from our independent accountants, Ernst & Young LLP, required by Independence Standards Board Standard No. 1, INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEES.


     Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2000.


                                        SUBMITTED BY THE AUDIT COMMITTEE
                                        OF THE BOARD OF DIRECTORS

                                        --Darnell L. Boehm
                                        --Roger W. Schnobrich



                      COMPLIANCE WITH SECTION 16(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended September 30, 2000, all
Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were properly met.



             PROPOSAL 2: TO APPROVE THE 2001 STOCK INCENTIVE PLAN

GENERAL
     On November 21, 2000, the Board of Directors adopted the Rochester Medical Corporation 2001 Stock Incentive Plan (the "Incentive Plan"), subject to shareholder approval. The Incentive Plan provides for the grant of stock options to employees, officers, consultants, independent contractors and non-employee directors providing services to the Company, as determined by the Board of Directors or by a committee of Directors designated by the Board of Directors to administer the Incentive Plan.

     The following summary of the Incentive Plan is qualified in its entirety by reference to the full text of the Incentive Plan, which is attached to this Proxy Statement as Appendix B.


SUMMARY OF THE INCENTIVE PLAN

     PURPOSE. The purpose of the Incentive Plan is to promote the interests of the Company and its shareholders by aiding the Company in attracting and retaining employees, officers, consultants, independent contractors and non-employee directors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company's business and to afford such persons an opportunity to acquire a proprietary interest in the Company.

     ADMINISTRATION. The Compensation Committee has been designated by the Board of Directors to administer the Incentive Plan. The Compensation Committee will have full power and authority to determine when and to whom awards will be granted and the type, amount, form of payment and other terms and conditions of each award, consistent with the provisions of the Incentive Plan. Subject to the provisions of the Incentive Plan, the Compensation Committee may amend or waive the terms and conditions of an outstanding award. The Compensation Committee will have full authority to interpret the Incentive Plan and establish rules and regulations for the administration of the Incentive Plan. The Board of Directors may exercise the Compensation Committee's powers and duties under the Incentive Plan.

     ELIGIBILITY. Any employee, officer, consultant, independent contractor or director providing services to the Company and its subsidiaries will be eligible to be selected by the Compensation Committee to receive awards under the Incentive Plan.

     NUMBER OF SHARES. The Incentive Plan provides for the issuance of up to 500,000 shares of Common Stock, subject to adjustment in the event of a stock dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase shares of Common Stock or other securities of the Company or other similar changes in the corporate structure or stock of the Company. Shares of Common Stock subject to awards under the Incentive Plan that are not used or are forfeited because the terms and conditions of the awards are not met, or because the award terminates without delivery of any shares, may again be used for awards under the Incentive Plan. The shares of Common Stock issued under the Incentive Plan will be authorized but unissued shares.

     TYPES OF AWARDS AND CERTAIN TERMS AND CONDITIONS. The types of awards that may be granted under the Incentive Plan are stock options. The Incentive Plan provides that all awards are to be evidenced by written agreements containing the terms and conditions of the awards. The Compensation Committee may not amend or discontinue any outstanding award without the consent of the holder of the award if such action would adversely affect the rights of the holder. Except as provided by the Incentive Plan, awards will not be transferable other than by will or by the laws of descent and distribution. During the lifetime of a participant, an award may be exercised only by the participant to whom such award is granted. Awards may be granted for no cash consideration or for such minimal cash consideration as may be required by law. Generally, the consideration to be received by the Company for the grant of awards under the Incentive Plan will be the participant's past, present or expected future contributions to the Company.

     STOCK OPTIONS. Incentive stock options meeting the requirements of Section 422 of the Internal Revenue Code ("Incentive Stock Options") and non-qualified options may be granted under the Incentive Plan. The Compensation Committee will determine the exercise price of any option granted under the Incentive Plan, but in no event will the exercise price for any Incentive Stock Option be less than 100% of the fair market value of the shares of Common Stock on the date of grant. Stock options will be exercisable at such times as the Compensation Committee determines. Stock options may be exercised in whole or in part by payment in full of the exercise price in cash or such other form of consideration as the Compensation Committee may specify, including delivery of shares of Common Stock having a fair market value on the date of exercise equal to the exercise price.

     DURATION, TERMINATION AND AMENDMENT. Unless earlier discontinued or terminated by the Board of Directors, no awards may be granted under the Incentive Plan after February 8, 2011. The Incentive Plan permits the Board of Directors to amend, alter, suspend, discontinue or terminate the Incentive Plan at any time, except that prior shareholder approval will be required for any amendment to the Incentive Plan that requires shareholder approval under the rules or regulations of The Nasdaq National Market or any securities exchange that are applicable to the Company or that would cause the Company to be unable, under the Internal Revenue Code, to grant Incentive Stock Options under the Incentive Plan.


FEDERAL TAX CONSEQUENCES

     The following is a summary of the principal federal income tax consequences generally applicable to awards under the Incentive Plan.

     STOCK OPTIONS. The grant of an option is not expected to result in any taxable income for the recipient. The holder of an Incentive Stock Option generally will have no taxable income upon exercising the Incentive Stock Option (except that a liability may arise pursuant to the alternative minimum tax), and the Company will not be entitled to a tax deduction when an Incentive Stock Option is exercised. Upon exercising a non-qualified stock option, the optionee must recognize ordinary income equal to the excess of the fair market value of the shares of Common Stock acquired on the date of exercise over the exercise price, and the Company will be entitled at that time to a tax deduction for the same amount. Upon exercising a stock appreciation right, the amount of any cash received and the fair market value on the exercise date of any shares of Common Stock received are taxable to the recipient as ordinary income and deductible by the Company. The tax consequence to an optionee upon a disposition of shares acquired through the exercise of an option will depend on how long the shares have been held and upon whether such shares were acquired by exercising an Incentive Stock Option or by exercising a non-qualified stock option. Generally, there will be no tax consequence to the Company in connection with disposition of shares acquired under an option, except that the Company may be entitled to a tax deduction in the case of a disposition of shares acquired under an Incentive Stock Option before the applicable Incentive Stock Option holding periods set forth in the Internal Revenue Code have been satisfied.

     SATISFACTION OF TAX OBLIGATIONS. Under the Incentive Plan, the Compensation Committee may permit participants receiving or exercising awards, subject to the discretion of the Compensation Committee and upon such terms and conditions as it may impose, to surrender shares of Common Stock (either shares received upon the receipt or exercise of the award or shares previously owned by the participant) to the Company to satisfy federal and state tax obligations. In addition, the Compensation Committee may grant, subject to its discretion, a cash bonus to a participant in order to provide funds to pay all or a portion of federal and state taxes due as a result of the exercise or receipt of (or lapse of restrictions relating to) an award. The amount of any such bonus will be taxable to the participant as ordinary income, and the Company will have a corresponding deduction equal to such amount (subject to the usual rules concerning reasonable compensation).

     SECTION 162(M) REQUIREMENTS. The Incentive Plan has been designed to meet the requirements of Section 162(m) of the Internal Revenue Code regarding the deductibility of executive compensation.


BOARD RECOMMENDATION AND SHAREHOLDER VOTE REQUIRED

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS APPROVE THE PROPOSAL TO APPROVE THE INCENTIVE PLAN. The persons named in the accompanying Proxy intend to vote the Proxies held by them in favor of such proposal, unless otherwise directed. Adoption of the Incentive Plan requires a favorable vote of the holders of at least a majority of the shares of Common Stock present and entitled to vote.

                 DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

     Proposals of shareholders of the Company that are intended to be presented by such stockholders at the Company's 2002 Annual Meeting must be received no later than October 11, 2000, in order that they may be included in the proxy statement and form of proxy relating to that meeting.



                             ADDITIONAL INFORMATION

     A copy of the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2000 as filed with the Securities and Exchange Commission is furnished with this Proxy Statement. Copies of that Report are also available without charge upon written request to Rochester Medical Corporation, One Rochester Medical Drive, Stewartville, MN 55976, to the attention of David A. Jonas, Controller.

     Please mark, sign, date and return promptly the enclosed proxy provided. The signing of a proxy will not prevent you from attending the meeting in person.

                                        BY ORDER OF THE BOARD OF DIRECTORS


                                        /s/ Anthony. J Conway



                                        Anthony. J Conway
                                        PRESIDENT

Dated: December 22, 2000

                                                                     APPENDIX A

                             AUDIT COMMITTEE CHARTER

ORGANIZATION
     This charter governs the operations of the audit committee. The committee shall review and reassess the charter at least annually and obtain the approval of the board of directors. The committee shall be appointed by the board of directors and shall comprise at least three directors, each of whom are independent of management and the Company. Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All committee members shall be financially literate, or shall become financially literate within a reasonable period of time after appointment to the committee, and at least one member shall have accounting or related financial management expertise.

STATEMENT OF POLICY
     The audit committee shall provide assistance to the board of directors in fulfilling its oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, the internal auditors and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

RESPONSIBILITIES AND PROCESSES
     The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

     The following shall be the principle recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

   o The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Company's shareholders. The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the committee shall review and recommend to the board the selection of the Company's independent auditors.

   o The committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation.

      Also, the committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the committee shall meet separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations.

   o The committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

   o The committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (of the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

                                                                     APPENDIX B

                          ROCHESTER MEDICAL CORPORATION
                            2001 STOCK INCENTIVE PLAN

SECTION 1. PURPOSE OF THE PLAN.
     This Plan shall be known as the "Rochester Medical Corporation 2001 Stock Incentive Plan" and is hereinafter referred to as the "Plan." The purpose of this Plan is to promote the interests of the Company and its shareholders by aiding in maintaining and developing employees, officers, consultants, independent contractors and non-employee directors capable of assuring the future success of Rochester Medical Corporation, a Minnesota corporation (the "Company"), to offer such persons additional incentives to put forth maximum efforts for the success of the business, and to afford them an opportunity to acquire a proprietary interest in the Company through stock options as provided herein. Options granted under this Plan may be either incentive stock options ("Incentive Stock Options") within the meaning of Section 422 of the United States Internal Revenue Code of 1986, as amended (the "Code"), or options which do not qualify as Incentive Stock Options.


SECTION 2. STOCK SUBJECT TO THE PLAN.
     (a) Subject to adjustment as provided in Section 11, the maximum number of shares granted as shares on which options may be exercised under this Plan shall be 500,000 shares (the "Shares") of the Company's common stock, par value $.01 per share (the "Common Stock"), and the maximum number of Shares available for granting Incentive Stock Options under this Plan shall not exceed 500,000, subject to adjustment as provided in Section 11 and subject to the provisions of
Section 422 or 424 of the Code or any successor provision. The Shares shall be authorized but unissued shares of Common Stock. If an option or restricted stock grant under this Plan expires or for any reason is terminated or expires unexercised with respect to any Shares, such Shares shall again be available for options or restricted stock awards thereafter granted during the term of this Plan.

     (b) No person may be granted any award or awards under this Plan, the value of which is based solely on an increase in the value of the Shares after the date of grant, for more than 50,000 Shares (subject to adjustment as provided for in Section 11) in the aggregate in any calendar year. The foregoing annual limitation specifically includes the grant of any award or awards representing "qualified performance-based compensation" within the meaning of Section 162(m) of the Code.


SECTION 3. ADMINISTRATION OF PLAN.
     (a) This Plan shall be administered by the Board of Directors of the Company or a committee of two or more directors of the Company. The members of such committee shall be appointed by and serve at the pleasure of the Board of Directors. Such committee shall consist of not less than that number of directors that shall be required to permit options or restricted stock granted under this Plan to qualify under Rule 16b-3 (or any successor rule or regulation) promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, each of whom shall be a "Non-Employee Director" within the meaning of such Rule. If the Company is subject to Section 162(m) of the Code, the Company expects to have this Plan administered in accordance with the requirements for the award of "qualified performance-based compensation" within the meaning of such Section and each member of such Committee shall be an "outside director" within the meaning of such Section. If any such committee is established, the Board of Directors may, at any time and from time to time, without any further action of such committee, exercise the powers and duties of such committee under this Plan. The group administering this Plan at any time shall be referred to herein as the "Committee."

     (b) The Committee shall have plenary authority in its discretion, but subject to the express provisions of this Plan, (i) to determine the persons to whom and the time or times at which options shall be granted and the number of Shares to be subject to each option, (ii) to determine the purchase price of the Shares covered by each option, (iii) to determine the terms and conditions of each option, (iv) to accelerate the time at which all or any part of an option may be exercised, (v) to amend or modify the terms of any option with the consent of the holder of the option, (vi) to interpret this Plan, (vii) to prescribe, amend and rescind rules and regulations relating to this Plan, (viii) to determine the terms and provisions of each option agreement with respect to options granted under this Plan (which agreements need not be identical), including the designation of those options intended to be Incentive Stock Options, and (ix) to make all other determinations necessary or advisable for the administration of this Plan, subject to the exclusive authority of the Board of Directors under Section 13 to amend or terminate this Plan. The Committee's determinations on the foregoing matters, unless otherwise disapproved by the Board of Directors of the Company, shall be final and conclusive.

     (c) The Committee shall select one of its members as its Chair and shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by not less than a majority of its members. Any decision or determination that is set forth in a written document and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a Secretary and may make such rules and regulations for the conduct of its business as it shall deem advisable.


SECTION 4. ELIGIBILITY.
     Incentive Stock Options may only be granted under this Plan to any full or part-time employee (which term as used herein includes, but is not limited to, officers and directors who are also employees) of the Company and of its present and future subsidiary corporations (herein called "subsidiaries") that qualify as "subsidiary corporations" of the Company within the meaning of Section 424(f) of the Code or any successor provision. Full and part-time employees of the Company and its subsidiaries, members of the Board of Directors of the Company or one of its subsidiaries who are not also employees thereof, and consultants or independent contractors providing valuable services to the Company or one of its subsidiaries who are not also employees thereof shall be eligible to receive options which do not qualify as Incentive Stock Options and to receive grants of restricted stock. In determining the persons to whom options or restricted stock grants shall be granted and the number of Shares subject to each option or grant, the Committee may take into account the nature of services rendered by the respective persons, their present and potential contributions to the success of the Company and such other factors as the Committee in its discretion shall deem relevant. A person who has been granted an option or restricted stock grant under this Plan may be granted an additional options or restricted stock grants under this Plan if the Committee shall so determine; provided, however, that to the extent the aggregate fair market value (determined at the time the Incentive Stock Option is granted) of the Shares with respect to which all Incentive Stock Options are exercisable for the first time by an employee during any calendar year (under all plans described in Section 422 of the Code of his or her employer corporation and its parent and subsidiary corporations described in
Section 424(e) or 424(f) of the Code) exceeds $100,000, such options shall be treated as options which do not qualify as Incentive Stock Options.


SECTION 5. OPTION GRANTS.
     (a) Subject to the provisions of Section 8, the option price for all Incentive Stock Options granted under this Plan shall be determined by the Committee but shall not be less than 100% of the fair market value of the Shares at the date of granting of such option. The option price for options granted under this Plan which do not qualify as Incentive Stock Options shall also be determined by the Committee. For purposes of the preceding sentence and for all other valuation purposes under this Plan, the fair market value of the Shares shall be as reasonably determined by the Committee. If on the date of grant of any option granted under this Plan, the Shares are not publicly traded, the Committee shall make a good faith attempt to satisfy the option price requirement of this Section 6 and in connection therewith shall take such action as it deems necessary or advisable.

     (b) Each option and all rights and obligations thereunder shall expire on the date determined by the Committee and specified in the option agreement. The Committee shall be under no duty to provide terms of like duration for options granted under this Plan, but the term of an Incentive Stock Option may not extend more than ten (10) years from the date of granting of such option and the term of options granted under this Plan which do not qualify as Incentive Stock Options may not extend more than ten (10) years from the date of granting of such option.

     (c) Options shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

(iv) INCENTIVE STOCK OPTIONS. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options:

       (A) The aggregate Fair Market Value (determined as of the time the option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any participant during any calendar year (under this Plan and all other plans of the Company and its Affiliates) shall not exceed $100,000.

       (B) All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by Board of Directors or the date this Plan was approved by the shareholders of the Company.

       (C) Unless sooner exercised, all Incentive Stock Options shall expire and no longer be exercisable no later than 10 years after the date of grant; provided, however, that in the case of a grant of an Incentive Stock Option to a participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliate, such Incentive Stock Option shall expire and no longer be exercisable no later than 5 years from the date of grant.

       (D) The purchase price per Share for an Incentive Stock Option shall be not less than 100% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option; provided, however, that, in the case of the grant of an Incentive Stock Option to a participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliate, the purchase price per Share purchasable under an Incentive Stock Option shall be not less than 110% of the Fair Market Value of a Share on the date of grant of the Inventive Stock Option.

       (E) Any Incentive Stock Option authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the Option as an Incentive Stock Option.

SECTION 6. OPTION EXERCISE.
     (a) The Committee shall have full and complete authority to determine whether the option will be exercisable in full at any time or from time to time during the term of the option, or to provide for the exercise thereof in such installments, upon the occurrence of such events and at such times during the term of the option as the Committee may determine.

     (b) The exercise of any option granted hereunder shall only be effective at such time that the sale of Shares pursuant to such exercise will not violate any applicable domestic or foreign securities or other laws.

     (c) An optionee electing to exercise an option shall give written notice to the Company of such election and of the number of Shares subject to such exercise. The full purchase price of such Shares shall be tendered with such notice of exercise. Payment shall be made to the Company either in cash (including check, bank draft or money order), or, at the discretion of the Committee, (i) by delivery of the optionee's promissory note, which shall provide for interest at a rate not less than the minimum rate required to avoid the imputation of income, original issue discount or a below-market-rate loan pursuant to Sections 483, 1274 or 7872 of the Code or any successor provisions thereto, (ii) by delivering certificates for shares of Common Stock already owned by the optionee having a fair market value equal to the full purchase price of the Shares, or (iii) any combination of cash, promissory notes and shares of Common Stock; provided, however, that an optionee shall not be entitled to tender shares of Common Stock pursuant to successive, substantially simultaneous exercises of options granted under this or any other stock option plan of the Company. The fair market value of such tendered shares of Common Stock shall be determined as provided in Section 6. Until such person has been issued a certificate or certificates for the Shares subject to such exercise, he or she shall possess no rights as a shareholder with respect to such Shares.



SECTION 7. ADDITIONAL RESTRICTIONS.
     All Shares or other securities delivered under this Plan pursuant to any option or restricted stock grant or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under this Plan, applicable federal or state securities laws and regulatory requirements, which restrictions shall be contained in the agreement relating to the option or restricted stock grant. The Committee shall cause appropriate entries to be made or legends to be affixed to certificates representing the Shares to reflect such restrictions. If any securities of the Company are traded on a securities exchange, the Company shall not be required to deliver any Shares or other securities covered by an option or restricted stock grant unless and until such Shares or other securities have been admitted for trading on such securities exchange.


SECTION 8. TEN PERCENT SHAREHOLDER RULE.
     Notwithstanding any other provision in this Plan, if at the time an option is otherwise to be granted pursuant to this Plan the optionee owns directly or indirectly (within the meaning of Section 424(d) of the Code) shares of common stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporations (within the meaning of Section 424(e) or 424(f) of the Code), if any, then any Incentive Stock Option to be granted to such optionee pursuant to this Plan shall satisfy the requirements of Section 422(c)(7) of the Code, the option price shall be not less than 110% of the fair market value of the Shares determined as described herein, and such option by its terms shall not be exercisable after the expiration of five (5) years from the date such option is granted.

SECTION 9. NON-TRANSFERABILITY.

     No option granted under this Plan and no right under any such option shall be transferable by the recipient otherwise than by will or by the laws of descent and distribution. During the lifetime of an optionee, an option shall be exercisable only by such optionee. No option granted under this Plan or right under any such option may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any affiliate.

SECTION 10. ADJUSTMENTS.

     If the Committee shall determine that, as the result of any change in the Common Stock through merger, consolidation, reorganization, recapitalization, stock dividend (of whatever amount), stock split or other similar corporate transaction or change in the corporate structure of the Company, adjustments in this Plan and outstanding options would be appropriate to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, then the Committee shall make such adjustments in this Plan and outstanding options as it may deem equitable. In the event of any such changes, adjustments shall include, where appropriate, changes in the number and type of Shares subject to this Plan and the number and type of Shares and the price per Share subject to outstanding options.

SECTION 11. INCOME TAX WITHHOLDING; TAX BONUSES.

     (a) In order to comply with all applicable domestic or foreign income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state or local payroll, withholding, income or other taxes, which are the sole and absolute responsibility of the person receiving the option under this Plan, are withheld or collected from such person. In order to assist the recipient in paying all or a portion of the federal, state or local taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an option or restricted stock, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the recipient to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise of such option with a fair market value equal to the amount of such taxes, or (ii) delivering to the Company shares of Common Stock other than Shares issuable upon exercise of such option with a fair market value equal to the amount of such taxes. The fair market value of shares of Common Stock shall be determined in accordance with Section 5. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

     (b) The Committee, in its discretion, shall have the authority, at the time of grant of any option under this Plan or at any time thereafter, to approve cash bonuses to designated recipients to be paid upon their exercise of the option in order to provide funds to pay all or a portion of federal, state or local taxes due as a result of such exercise. The Committee shall have full authority in its discretion to determine the amount of any such tax bonus.

SECTION 12. AMENDMENT AND TERMINATION.

     (a) The Company's Board of Directors may amend, alter, suspend, discontinue or terminate this Plan at any time; provided, however, that notwithstanding any other provision of this Plan or any option agreement, without the approval of the shareholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval (i) would violate the rules or regulations of any securities exchange that are applicable to the Company; or (ii) would cause the Company to be unable, under the Code, to grant Incentive Stock Options under this Plan.

     (b) The Committee may waive any conditions of or rights of the Company under any outstanding option, prospectively or retroactively. Except as otherwise provided herein or in the option agreement, the Committee may not amend, alter, suspend, discontinue or terminate any outstanding option, prospectively or retroactively, if such action would adversely affect the rights of the holder of such option or restricted stock, without the consent of the holder or beneficiary thereof.

     (c) The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan or any option agreement in the manner and to the extent it shall deem desirable to carry this Plan into effect.


SECTION 13. TIME OF GRANTING.
     The granting of an option pursuant to this Plan shall be effective only if a written agreement shall have been duly executed and delivered by and on behalf of the Company and the person to whom such option is granted. Nothing contained in this Plan or in any resolution adopted or to be adopted by the Board of Directors or by the shareholders of the Company, and no action taken by the Committee or the Board of Directors (other than the execution and delivery of such an agreement), shall constitute the granting of an option hereunder.


SECTION 14. NO RIGHT TO AWARDS; NO GUARANTY OF CONTINUED SERVICE OR FUTURE BENEFITS.
     (a) No person shall have any claim to be granted any option under this Plan, and there is no obligation for uniformity of treatment of employees, directors, consultants, independent contracts or holders or beneficiaries of options under this Plan. The terms and conditions of options need not be the same with respect to any recipient or with respect to different recipients.

     (b) Nothing in this Plan or in any agreement hereunder shall confer on any employee, director, consultant or independent contractor any right to continue in the employ or service of the Company or any of its subsidiaries or affect in any way the right of the Company or any of its subsidiaries to terminate any such person's employment or other services at any time, with or without cause. In addition, the Company or an affiliate may at any time terminate the employment or service of an employee, director, consultant or independent contractor free from any liability or any claim under this Plan or any award or agreement with respect to an option or restricted stock grant hereunder, unless otherwise expressly provided in this Plan or in any such agreement.

     (c) Options shall be granted under this Plan in the sole discretion of the Board of Directors or the Committee and will not form part of the recipient's salary or entitle the recipient to similar option grants in the future.


SECTION 15. GENERAL PROVISIONS.
     (a) Nothing in this Plan shall prevent the Company or any affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

     (b) The validity, construction and effect of this Plan or any option agreement hereunder, and any rules and regulations relating to this Plan or any option agreement hereunder, shall be determined in accordance with the laws of the State of Minnesota.

     (c) If any provision of this Plan or any option agreement hereunder is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify this Plan or any option agreement hereunder under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of this Plan or the option agreement hereunder, such provision shall be stricken as to such jurisdiction or option agreement, and the remainder of this Plan or any such agreement shall remain in full force and effect.

     (d) Neither this Plan nor any option hereunder shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any affiliate of the Company and a recipient or any other person.

     (e) No fractional Shares shall be issued or delivered pursuant to this Plan or any option hereunder, and the Committee shall determine whether cash shall be paid in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

     (f) Headings are given to the Sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision hereof.


SECTION 16. EFFECTIVE DATE AND TERMINATION OF PLAN.
     (a) This Plan shall be effective as of February 8, 2001 (the date of its adoption by the Board of Directors and the shareholders of the Company).

     (b) Unless this Plan shall have been discontinued as provided in Section 12 above, this Plan shall terminate on February 8, 2011. No option may be granted after such termination, but termination of this Plan shall not, without the consent of the recipient, alter or impair any rights or obligations under any option theretofore granted.

                          ROCHESTER MEDICAL CORPORATION

                         ANNUAL MEETING OF STOCKHOLDERS

                           THURSDAY, FEBRUARY 8, 2001
                                 3:30 P.M. CST

                                     SALON E
                       MINNEAPOLIS HILTON AND TOWERS HOTEL
                              1001 MARQUETTE AVENUE
                             MINNEAPOLIS, MN 55403



ROCHESTER MEDICAL CORPORATION
ONE ROCHESTER MEDICAL DRIVE
STEWARTVILLE, MN 55976                                                     PROXY
--------------------------------------------------------------------------------
      THIS PROXY IS SOLICITED ON BEHALF OF THE MANAGEMENT OF THE COMPANY


     The undersigned, having duly received the Notice of Annual Meeting and Proxy Statement dated December 20, 2000, hereby appoints Anthony J. Conway and Philip J. Conway as Proxies (each with the power to act alone and with the power of substitution and revocation) to represent the undersigned and to vote, as designated below, all Common Shares of Rochester Medical Corporation held of record by the undersigned on December 13, 2000, at the meeting of shareholders to be held Thursday, February 8, 2001, in Salon E, Minneapolis Hilton and Towers Hotel, 1001 Marquette Avenue, Minneapolis, Minnesota 55403, at 3:30 o'clock p.m. CST, and any adjournment(s) thereof, and, in their discretion, upon any other matters which may be brought before the meeting.


     If no choice is specified, the proxy will be voted "FOR" each item.











                      SEE REVERSE FOR VOTING INSTRUCTIONS.

                               PLEASE DETACH HERE





1. Election of Directors:   01 Darnell L. Boehm          04 Philip J. Conway
                            02 Anthony J. Conway         05 Richard D. Fryar
                            03 Peter R. Conway           06 Roger W. Schnobrich

    [ ]  Vote FOR all nominees    [ ]  Vote WITHHELD
         (except as marked             from all nominees
          to the contrary)

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE,
WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)
                                                       [                       ]


2.   Approval of the Rochester Medical Corporation 2001 Stock Incentive Plan.
                                    [ ]    For   [ ]    Against   [ ]    Abstain


3. In their discretion, the Proxies are authorized to vote upon other business of which the Board of Directors is presently unaware and which may properly come before the meeting, and for the election of any person as a member of the Board of Directors if a nominee named in the accompanying Proxy Statement is unable to serve or for good cause will not serve. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY SHALL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR AND "FOR" ITEM 2 LISTED HEREIN, AND UPON ALL OTHER MATTERS, THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE COMPANY. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


Address Change? Mark Box [ ] Indicate changes below:


Date _______________________________________________________


[                        ]

Signature(s) in Box

PLEASE SIGN exactly as name appears at left. When shares are held by joint tenants, both should sign. If signing as attorney, executor, administrator or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.